Exhibit 4.2

 NUMBER  SHARES  COUNTERSIGNED:  BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC  TRANSFER AGENT  BY:  AUTHORIZED SIGNATURE  Dated:  INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS  CUSIP Y73118 11 2  SEE REVERSE FOR CERTAIN DEFINITIONS  This CerTifies ThaT:  C o M M o n s T o C K  CHAIRMAN  is The owner of  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.001 PAR VALUE EACH OF  Robin EnERgy Ltd.   transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned.  This certificate is not valid until countersigned by the Transfer Agent.  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.  SECRETARY  PROOF  PROOF  PROOF  PROOF  PROOF  PROOF  PROOF

 COLUMBIA PRINTING SERVICES, LLC - www.stockinformation.com  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they  were written out in full according to applicable laws or regulations:  TEN COM - as tenants in common UNIF GIFT MIN ACT - ....................Custodian....................  TEN ENT - as tenants by the entireties  (Cust) (Minor)  JT TEN  - as joint tenants with right of survivorship and not as tenants in common  under Uniform Gifts to Minors  Act ...................................................  (State)  Additional abbreviations may also be used though not in the above list.  For Value Received, hereby sell, assign and transfer unto  PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE  (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)   Shares  of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint   Attorney  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.  Dated   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.  Signature(s) Guaranteed  By The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.